Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to use in this Post-Effective Amendment No. 4 to Registration Statement No. 333-92404 of Merrill Lynch Principal Protected Trust on Form N-1A of our report dated February 25, 2003 on Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust, appearing in the Statement of Additional Information, which is part of this Registration Statement.

Deloitte & Touche LLP Princeton, New Jersey February 25, 2003